Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

For purposes of Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Amkor Technology, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Form 10-Q fairly presents in all material respects the financial condition and results of operations of the Company.

/s/ Guillaume Marie Jean Rutten
By:	Guillaume Marie Jean Rutten
Title:	President and Chief Executive Officer
Date:	May 3, 2023

/s/ Megan Faust
By:	Megan Faust
Title:	Executive Vice President,
Chief Financial Officer and Treasurer
Date:	May 3, 2023